Exhibit 10.16

Confidential treatment requested by Roth CH Acquisition V Co. ("ROCL"). [***] Information has been omitted and filed separately with the U.S. Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. Certain identified information has been excluded because it is not material and is of the type ROCL treats as private or confidential.

[*************************************************************************** *************************************************************************** ***************************************************************************]

[********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** **********************************************************************

********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** **********************************************************************] [********************************************************************* *********************************************************************] [********************************************************************* ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** ********************************************************************** **********************************************************************] [*****************************************************************************************

**************************************************************************************** **************************************************************************************** **************************************************************************************** **************************************************************************************** ****************************************************************************************] [******************************************************************** ******************************************************************** ********************************************************************] [******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ******************************************************************** ********************************************************************]